                                                                    EXHIBIT 23.1



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1998 incorporated by reference in Newmont Mining Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                            /s/ ARTHUR ANDERSEN LLP

Denver, Colorado
July 13, 1998